UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2007


                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


          Delaware                   000-23702                  13-3588231
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(State or other jurisdiction    (Registration Number)         (IRS Employer
      of incorporation)                                     Identification No.)


52-16 Barnett Avenue, Long Island City, New York                   11104
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     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 15, 2007, Steven Madden, Ltd. (the "Company") issued a press release regarding updated expectations for its financial results for the third quarter ended September 30, 2007 and the full year. A copy of the Company's press release announcing these updated expectations is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

The information included in this Current Report on Form 8-K (including Exhibit
99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release dated October 15, 2007 regarding the Company's announcement of updated expectations for its financial results for the third quarter ended September 30, 2007 and the full year.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STEVEN MADDEN, LTD.


                                       By: /s/ JAMIESON A. KARSON
                                           -------------------------------------
                                           Name:  Jamieson A. Karson
                                           Title: Chief Executive Officer

Date:  October 15, 2007



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

                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

Exhibit 99.1 Press Release dated October 15, 2007 regarding the Company's announcement of updated expectations for its financial results for the third quarter ended September 30, 2007 and the full year.









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